Exhibit 10.59

PRITZKER REALTY GROUP, L.P.

71 South Wacker Drive, 47th Floor

Chicago, Illinois 60606

January 11, 2012

Hyatt Hotels Corporation

71 South Wacker Drive, 12th Floor

Chicago, Illinois 60606

Re:	Termination of Omnibus Office Services Agreement

Ladies and Gentlemen:

Reference is hereby made to that certain Omnibus Office Services Agreement dated as of August 3, 2006 (the “Services Agreement”), by and among CC – Development Group, Inc., a Delaware corporation, Diversified Financial Management Corp., a Delaware corporation, H Group Holding, Inc., a Delaware corporation, Hyatt Hotels Corporation, a Delaware corporation formerly known as Global Hyatt Corporation (“Hyatt”), The Pritzker Organization, L.L.C., a Delaware limited liability company, Pritzker Family Office, L.L.C., an Illinois limited liability company, and Pritzker Realty Group, L.P., an Illinois limited partnership (“Administrator”). Capitalized terms not otherwise defined herein shall have the same meanings as are ascribed to such terms in the Services Agreement. Please be advised that the parties to the Services Agreement other than Hyatt have under a separate document agreed to terminate their participation in the Services Agreement effective as of December 31, 2011.

Please allow this letter to memorialize the mutual agreement of Administrator and Hyatt to terminate Hyatt’s participation in the Services Agreement effective as of December 31, 2011.

Pursuant to Section 2, upon termination of Hyatt’s participation in the Services Agreement, Administrator shall be entitled to reimbursement from Hyatt for costs and obligations incurred and any Advances made through the date of termination.

Very truly yours,

PRITZKER REALTY GROUP, L.P., an
Illinois limited partnership

By:	PRGP Corp., a Delaware corporation,
its general partner

	By:	/s/ John Kevin Poorman
	Print Name:	John Kevin Poorman
	Title:	Vice President

Pritzker Realty Group, L.P.

January 11, 2012

ACKNOWLEDGED AND AGREED:

HYATT HOTELS CORPORATION,
a Delaware corporation

By:	/s/ Rena Hozore Reiss
Name:	Rena Hozore Reiss
Its:	Exec. V.P., General Counsel and Secretary

cc:	Katten Muchin Rosenman LLP

525 W. Monroe Street

Chicago, Illinois 60661

Attn: Seth R. Madorsky, Esq.

50695162